Annual Shareholder Meeting May 18, 2006

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

2005 Review Sales $1.2 billion Net income $111.1 million, including tax benefits Tough raw material/component challenges Competitor pricing - bidding for capacity New customer strategy a success DuraPlate > 30% share and growing Perceived leader in quality Retail/branch turn-around complete Ended year bank debt free, $67 million cash Excellent year

2006 Highlights Trailer cycle should extend beyond 2007 - "replacement cycle" WNC growth driven by cycle and mid-market share gains Orders placed: > 85% of 60,000 unit goal Continued upward raw material pricing - tough pricing environment Acquired Transcraft - leader in flatbed trailers Harvesting initiatives - in process Trucking industry: excellent financial shape, lingering issues Positive forward trend

Positive Industry Outlook 1999 2000 2001 2002 2003 2004 2005 2006E 2007E 2008E 2009E 2010E Class 8 Trucks 280722 206555 118682 148236 141429 216521 269408 289336 151030 233349 279106 144493 Total Trailers 318788 275223 140100 142658 183162 235953 253963 267137 276749 280978 258737 259616 Units Source: ACT Research U.S. Truck & Total Trailer Industry Shipments Class 8 Truck Total Trailers Significant trailer replacement/growth cycle through 2010 Trailer Replacement Truck Replacement

"Mid-Market" - Proven Growth Engine Non-Partner Partner East 0.39 0.61 Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 2000 Top 10 Carriers: 11% (Historic focus) Other: 38% Mid-market: 52% Current Focus Non-Partner Accounts Partner Accounts Non-Partner Partner East 0.67 0.33 Non-Partner Partner East 51 49 2002 2003 2004 Source: Eno Transportation Foundation Market driven by technology, service & productivity with 1,250 fleets (~1mm trailers) Results to date (2004 - 2006) 940 new customers, 15,000 units ordered 145 Mid-Market customers: 11,000 units ordered Over $310mm in new business! Goal: 30% share by 2008 vs. ^ 15% today Changing Customer Base - Growing Presence in Mid-Market Non-Partner Partner East 0.63 0.37 2005

Proprietary composite trailers offer several advantages vs. standardized equipment Longer trailer life Low maintenance cost Increased durability Enhanced trade in values Leader in Technological Innovation - DuraPlate(r) DuraPlate(r) Volume % of Total Units Significant additional share opportunity - estimated ~15% fleet penetration today Over 260k DuraPlate(r) trailers produced; >1 in 4 dry vans sold today is DuraPlate(r) DuraPlate replacement cycle is beginning Reduced $: "Total Cost of Ownership" 1997 1998 1999 2000 2001 2002 2003 2004 2005 East 7288 17983 36649 36755 24782 27275 30260 37371 41316 West 15.1 29.5 52.5 55.5 78.2 78.6 81.02825 80 80

Financial Highlights ($ in millions) 2003* 2004 2005 Q1 2006 Sales $829 $1,041 $1,214 $262 Gross Profit $ 67 $ 126 $ 135 $ 23 % Margin 8% 12% 11% 9% Operating Cash Flow $ 58 $ 57 $ 51 $ 50 CAPEX $ 7 $ 15 $ 31 $ 6 D&A $ 21 $ 19 $ 16 $ 4 Debt $227 $ 128 $ 126 $125 Cash $ 13 $ 42 $ 67 $ 40 * Note pro forma for effect of asset sale and refinancing Focus on profitability Initiatives beginning to kick in

Initiatives Next Generation: multiple semi automated assembly lines Alpha Line - Started April '06 - three shifts by June '06 Additional lines planned over next three years Expected cost $40+mm - expected annual savings $28 mm Direct Materials Off-shore Sourcing Today 4% of $750 mm buy - huge opportunity to leverage supply base Variation Reduction & Standardization Critical component of all key initiatives Continuous Improvement - expect 4 - 6% annual productivity improvement ERP System - reduce operating costs, facilitate day-to-day management Driving performance improvement

The nation's largest manufacturer of flatbed and drop deck trailers Purchased on March 3, 2006 for $71mm in cash Immediate positive contribution Leverage WNC supply chain, CI & lean know-how, and customer base Transcraft dominates the platform market (2005 share - 22%) by providing: Innovative product designs The industry's largest network of independent dealers Plants located in Mt. Sterling, Kentucky and Anna, Illinois (unionized) Manufacture high-volume standardized trailers & low-volume customized trailers Transcraft(r)

Achieve operating results Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet Wabash Commitment